Exhibit 32.2

CERTIFICATION OF THE CHIEF FINANCIAL OFFICER
PURSUANT SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Betty R. Johnson, Senior Vice President, Chief Financial Officer and Treasurer of MYR Group, Inc. (the “Company”), certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

1)	The Amendment No. 1 to the Annual Report on Form 10-K for the year ended December 31, 2015 of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

February 16, 2017	/s/ BETTY R. JOHNSON Senior Vice President, Chief Financial Officer and Treasurer